UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2012 (July 19, 2012)

BioDelivery Sciences International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31361	35-2089858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Corporate Center Drive, Suite #210 Raleigh, NC	27607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 919-582-9050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 19, 2012, the Company held its 2012 annual meeting of stockholders (the “Annual Meeting”). The number of shares of common stock entitled to vote at the annual meeting was 29,720,297. The number of shares of common stock present or represented by valid proxy at the annual meeting was 23,249,634. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal 1: To elect Francis E. O’Donnell, Jr. and Samuel P. Sears, Jr. as Class I directors to serve for a three-year term that expires at the 2015 Annual Meeting of Stockholders, or until their successors are elected and qualified or until their earlier resignation or removal.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Francis E. O’Donnell, Jr.	13,129,031	143,130	9,977,473
Samuel P. Sears, Jr.	13,248,791	23,370	9,977,473

Proposal 2: To ratify the appointment by the Audit Committee of the Company’s Board of Directors of Cherry, Bekaert & Holland, L.L.P as the Company’s independent auditor for the fiscal year ending December 31, 2012.

Shares Voted For	Shares Withheld	Shares Abstaining	Broker Non-Votes
23,228,997	11,283	9,353	0

Proposal 3: To transact such other business as may properly come before the meeting or any adjournment thereof.

Shares Voted For	Shares Withheld	Shares Abstaining	Broker Non-Votes
19,358,456	3,825,746	65,428	0

This Current Report on Form 8-K of the Company may contain, among other things, certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties, many of which are beyond the Company’s control. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results may differ significantly from those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 23, 2012	BIODELIVERY SCIENCES INTERNATIONAL, INC.

	By:	/s/ James A. McNulty
		Name:	James A. McNulty
		Title:	Secretary, Treasurer and Chief Financial Officer